PAYDEN GNMA FUND	Summary Prospectus

Adviser Class PYGWX	February 28, 2014

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2014, are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE:

The Fund seeks a high level of total return that is consistent with preservation of capital.

FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.27%
Other Expenses	0.23%
Distribution (12b-1) Fees	0.25%
Total Annual Fund Operating Expenses[1]	0.75%

[1]

Payden & Rygel (“Payden”) has contractually agreed that for so long as it is the investment adviser to the Fund, the Total Annual Fund Operating Expenses (excluding 12b-1 Distribution Fees, interest and taxes) will not exceed 0.50%.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover. The Fund incurs transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its long-term holdings.

PRINCIPAL INVESTMENT STRATEGIES:

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The Fund invests at least 80% of its total assets in Government National Mortgage Association mortgage-backed securities (GNMA Securities), which are debt securities representing part ownership in a pool of mortgage loans backed by the full faith and credit of the U.S. Government. The Fund invests the balance of its assets primarily in other “U.S. Government Obligations,” which are defined as U.S. Treasury bills, notes and bonds, and other bonds and mortgage-backed securities issued or guaranteed by the

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PAYDEN GNMA FUND

U.S. Government, or by Government sponsored enterprises (such as the Federal Home Loan Mortgage Corporation (FHLMC) or Federal National Mortgage Association (FNMA)). However, the Fund may also invest in collateralized mortgage obligations and repurchase agreements collateralized by U.S. Government Obligations or GNMA Securities.

ª	The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s minimum or maximum average portfolio maturity.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund:

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Interest Rates. As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the prices of these securities usually increase. However, falling interest rates typically will not affect the prices of GNMA Securities as much as the prices of comparable debt securities because the markets tend to discount GNMA Security prices for prepayment risk when interest rates fall. Further, the market price of debt securities with longer maturities will fluctuate more in response to changes in interest rates than the market price of shorter-term securities. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

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Extension Risk. Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of certain of those portfolio securities.

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Prepayment Risk. The Fund is subject to the prepayment risk applicable to mortgages underlying the GNMA Securities and other mortgage-backed U.S. Government Obligations. Prepayment risk is the chance that the mortgage-backed bonds will be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Prepayment risk is high for the Fund. In addition, the Fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing Federal agency, as well as the credit quality of the underlying assets.

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U.S. Treasury and Agency Obligations. Debt obligations issued by the U.S. Treasury, which include U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government. Debt obligations issued by agencies chartered by the U.S. Government, which are classified as Government sponsored enterprises, may or may not be backed by the full faith and credit of the U.S. Government. For example, GNMA Securities are backed by the full faith and credit of the U.S. Government. On the other hand, FNMA and FHLMC mortgage-backed securities are not. However, currently, each of the FNMA and FHLMC benefits from the Senior Preferred Stock Purchase Agreement it has with the U.S. Treasury which is expected to provide them with the necessary cash resources to meet their obligations. Although the U.S. Government has provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. Government will provide financial support in the future to these or other U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

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Recent Market Events Risk. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of certain securities and unprecedented volatility in capital markets. In response to the crisis, the U.S. government and the Federal Reserve Board, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping short-term interest rates low. The withdrawal of this support, or investor perception that such efforts are not succeeding, could negatively affect financial markets generally, as well as reduce the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult. Regardless of whether the Fund invests in securities of issuers located in, or with significant exposure to, countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by these risks.

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Non-Diversification. The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

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PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of a broad measure of market performance, the Bank of America Merrill Lynch GNMA Master Index

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns “After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures because they include the effect of a tax benefit an investor may receive from the capital losses that may have been incurred by an investor in connection with the sale of Fund shares.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the four-year period, the Fund’s best quarter was 2ndQ 2010 (3.30%), and the worst quarter was 2ndQ 2013 (–3.02%).

Average Annual Returns Through 12/31/13	1 Year	Inception (11/2/09)
Payden GNMA Fund

Before Taxes	–3.57%	3.22%

After Taxes on Distributions	–5.05%	1.59%

After Taxes on Distributions and Sale of Fund Shares	–2.01%	1.90%
Bank of America Merrill Lynch GNMA Master Index	–2.10%	3.43%

(The returns for the index are before any deduction for taxes, fees or expenses.)

MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. David Ballantine, Chartered Financial Analyst (“CFA”), is a Principal and portfolio manager. Mr. Ballantine has been with Payden since 1991. Gary Greenberg, CFA, is a Senior Vice President and portfolio manager. Mr. Greenberg has been with Payden since 1995.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to the “Purchase and Sale of Fund Shares,” “Tax Information,” and “Payments to Broker-Dealers and Other Financial Intermediaries,” sections of this Prospectus at page 27.

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PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent additional investment amounts for the Adviser Class of each of the Funds for each type of account are as follows:

ACCOUNT TYPE	INITIAL INVESTMENT	ADDITIONAL INVESTMENT

Regular	$5,000	$250

Tax-Sheltered	$2,000	$250

Electronic Investment

Set schedule	$2,000	$250

No set schedule	$5,000	$250

Automatic Exchange	NA	$250

You may redeem shares of any of the Funds by contacting the Funds in writing, at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Funds’ Internet site at payden.com or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

TAX INFORMATION:

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred amounts may be subject to tax later.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet site for more information.

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